UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 9, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                           0-26321               98-0204105
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)        Identification No.)


    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

As reported in the Current Report on Form 8-K of Gasco Energy, Inc. (the "Company") filed with the Commission on March 17, 2004, the Company acquired certain working interests and gathering system assets located in the Company's Riverbend exploitation area in Utah (the "Acquired Assets") for a purchase price of $3,175,000 on March 9, 2004. The Company filed a Current Report on Form 8-K/A with the Commission on April 14, 2004, that included its pro forma consolidated statement of operations for the year ended December 31, 2003, reflecting the Acquired Assets.

As reported in the Company's Current Report on Form 8-K filed with the Commission on September 24, 2004, the Company completed the second and final part of a disposition of a net profits interest in 8 oil and gas wells located in the Company's Riverbend exploitation area in Utah, (the "Net Profits Disposition") resulting in total consideration received by the Company (for both parts of the transaction) of $4,314,984. The Company filed a Current Report on Form 8-K/A with the Commission on October 8, 2004, that included its pro forma condensed consolidated balance sheet as of June 30, 2004 and pro forma condensed consolidated statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003, reflecting the Net Profits Disposition.

The purpose of this Current Report on Form 8-K is to file the Company's pro forma condensed consolidated balance sheet as of June 30, 2004 and pro forma condensed consolidated statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003, each of which reflect the Acquired Assets and the Net Profits Disposition.

Item 9.01  Financial Statements and Exhibits

         (a)  None

         (b) Pro Forma Condensed Consolidated Balance Sheet for the six months ended June 30, 2004 and Pro forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2004 and for the year ended December 31, 2003.

         (c)      None


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





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GASCO ENERGY, INC.


October 13, 2004                             By:   /s/ W. King Grant
                                                   -----------------
                                                   W. King Grant
                                                   Chief Financial Officer





                               GASCO ENERGY, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (Unaudited)

                                                                           Pro Forma Adjustments
                                                                 ------------------------------------------

                                                                     Acquired            Net Profits
                                             As Reported              Assets             Disposition              Pro Forma
ASSETS

  Current Assets                              $16,629,790                                  4,314,984    a      $ 20,944,774

  Property, Plant and Equipment, net           35,593,693                                 (4,314,984)   a        31,278,709

  Other Assets                                    122,593                                                           122,593
                                             ------------          ----------              ----------          ------------

TOTAL ASSETS                                 $ 52,346,076          $       -              $       -            $ 52,346,076
                                             ============          ==========               =========           ============

LIABILITIES AND STOCKHOLDERS'
  EQUITY

  Current Liabilities                         $ 3,491,796                                                       $ 3,491,796

  Noncurrent Liabilities                        2,563,627                                                         2,563,627

   Stockholders' Equity
     Series B Convertible Preferred Stock               5                                                                 5
     Common Stock                                   6,463                                                             6,463
     Additional Paid In Capital                73,808,707                                                        73,808,707
     Deferred Compensation                      (837,399)                                                         (837,399)
     Accumulated Deficit                     (26,556,828)                                                      (26,556,828)
     Treasury Stock                             (130,295)                                                         (130,295)
                                            -------------            ----------               --------          -----------
  Total Stockholders' Equity                   46,290,653                                                        46,290,653
                                            -------------            ----------               --------          -----------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                        $52,346,076          $      -                  $    -              $52,346,076
                                              ===========             ========                 ========          ===========

                     See accompanying pro forma notes to the
                        condensed financial information.



                                                                   GASCO ENERGY, INC.
                                                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                         FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                                                       (Unaudited)


                                                                              Pro Forma Adjustments
                                                                        -------------------------------
                                                                         Acquired             Net Profits
                                                 As Reported              Assets              Disposition               Pro Forma

           Total Revenues                         $1,577,078            $ 150,371    b         $(343,756)     b         $ 1,383,693

           Total Costs and Expenses                2,842,145               81,274    b           (62,220)     b           2,966,201
                                                                                                  105,002     c

          Net Income (Loss)                      (1,265,067)               69,097               (386,538)               (1,582,508)

          Preferred stock dividends                (112,886)                    -                      -                  (112,886)
                                                 -----------            ---------                ---------              -----------
          Net Income (Loss) Attributable
             to  Common Stockholders           $ (1,377,953)             $ 69,097             $ (386,538)             $ (1,695,394)
                                               =============             ========             ===========             =============


          Net Loss per Common Share -
            Basic and Diluted                      $  (0.02)                                                              $  (0.03)
                                                   =========                                                              =========

          Weighted Average Common Shares
          Outstanding - Basic and Diluted         59,271,942                                                             59,271,942
                                                  ==========                                                             ==========





                           See accompanying pro forma
                 notes to the condensed financial information.



                               GASCO ENERGY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT FO OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (Unaudited)

                                                                         Pro Forma Adjustments
                                                                -----------------------------------------
                                                                                            Net Profits
                                                As Reported        Acquired Assets          Disposition              Pro Forma

 Total Revenues                                  $1,275,430         1,087,616   b             (52,582)   b           $2,310,464

 Total Costs and Expenses                         3,792,268           489,229   b              (6,891)   b            4,317,780
                                                                                               43,174    c

Loss Before Cumulative Effect of
   Change in Accounting Principle                (2,516,838)          598,387                 (88,865)               (2,007,316)

Cumulative Effect of Change in
   Accounting Principle                              (9,687)                                                             (9,687)
                                                 -----------          ----------              ---------               ----------

Net Income (Loss)                                (2,526,525)           598,387                 (88,865)               (2,017,003)

Preferred stock dividends                          (304,172)                                                            (304,172)
                                                ------------           --------                ---------             ------------
Net Income (Loss) Attributable to Common
   Stockholders                                $ (2,830,697)           $598,387               $ (88,865)           $ (2,321,175)
                                               =============           ========               ==========           =============

Per Common  Share Data - Basic and  Diluted
  Loss  before  cumulative  effect of
  change in accounting principle                   $  (0.07)                                                         $  (0.06)
  Cumulative effect of change in accounting
     principle                                           -                                                                  -
                                                   ---------                                                           --------

Net Loss per Common Share - Basic and
    Diluted                                        $  (0.07)                                                          $  (0.06)
                                                   =========                                                           =========

Weighted Average Common Shares
  Outstanding - Basic and Diluted                 41,262,778                                                          41,262,778
                                                  ==========                                                          ==========



                     See accompanying pro forma notes to the
                        condensed financial information.

                               GASCO ENERGY, INC.
         PRO FORMA NOTES TO CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

NOTE 1  - PRO FORMA ADJUSTMENTS

On March 9, 2004 the Company completed the acquisition of additional working interests in six producing wells, 13,062 net acres and gathering system assets located in the Uinta Basin in Utah for approximately $3,175,000. During May 2004 an unrelated third party exercised its right to purchase 25% of the acquired properties at the acquisition price, which had the effect of reducing the purchase price to approximately $2,400,000 and reducing the Company's interest in the acquisition to 75%.

On September 20, 2004, the Company completed the second and final part of a disposition of a net profits interest of between 18.75% and 25% in a total of 8 oil and gas wells in the Company's Riverbend exploitation area in Utah (the "Net Profits Disposition"). The first part of the Disposition was completed on August 20, 2004. The total cash consideration received by the Company for both portions of this transaction was cash in the amount of $4,314,984. The purchase price for the Disposition was based on an effective date of November 2003. Under generally accepted accounting principles, the transaction was recorded based on the closing dates. Therefore, revenue of $396,338 and lease operating expense of $69,111 attributable to the interests in the properties sold between the effective date and the closing date are recognized by the Company. The purchase price was accordingly reduced by the amount of the revenues and increased by the amount of the lease operating expenses. In connection with the Disposition, the Company agreed to pay a 3.25% financing fee to Red Oak Investors for all amounts invested by Red Oak Investors. At the closing of the Disposition $148,176 was paid to Red Oak Investors by the Company. The Company is recording these costs as financing fees and will expense such amounts as future investments are made by Red Oak Investors. As such, total consideration received was:

         Purchase price                     $4,790,387
         Revenue                              (396,338)
         Lease operating expense                69,111
         Financing costs                      (148,176)
                                             ----------
         Cash received                       $4,314,984
                                             ==========

Under the agreement, Red Oak Investors are to reimburse the Company for the costs incurred (excluding leasehold costs, which are the sole responsibility of the Company) by the Company in the future development of the properties in proportion to the Red Oak Investors' interest in the properties. Depletion incurred to date on the property interests sold has been insignificant.

The accompanying unaudited condensed pro forma consolidated balance sheet as of June 30, 2004 sets forth the pro forma adjustments as if the Acquired Assets and the Net Profits Disposition transactions had occurred on June 30, 2004. There are no pro forma adjustments for the Acquired Assets transaction in the June 30, 2004 balance sheet because the historical balances already reflect this transaction. The accompanying unaudited condensed pro forma consolidated statement of operations for the six months ended June 30, 2004 and for the twelve months ended December 31, 2003 presents the results of operations of the Company as if both transactions had occurred at the beginning of the period presented. These statements are not necessarily be indicative of future operations or the actual results that would have occurred if the Acquired Asset and Net Profits Disposition transactions had been consummated at the beginning of the period indicated. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company.

The   accompanying   unaudited  pro  forma  condensed   consolidated   financial
information reflects the following adjustments:

     (a) To reflect the disposition of net profits interest associated with the Net Profits Disposition and the payment of the cash purchase price.

     (b) To reflect the revenue and expenses related to the Net Profits Disposition and the Acquired Asset transactions.

     (c) To reflect the payment of financing costs associated with the Net Profits Disposition.